Exhibit 99.1

Deloitte & Touche LLP Suite 400 Harborside Plaza 10 Jersey City, NJ 07311 USA Tel: +1 212 937 8200 Fax: +1 212 937 8298 www.deloitte.com

December 29, 2015

General Motors Financial Company, Inc.

801 Cherry Street, Suite 3500

Fort Worth, Texas 76102

Independent Accountants’ Report

on Applying Agreed-Upon Procedures

Ladies and Gentlemen:

We have performed the procedures described below, which were agreed to by General Motors Financial Company, Inc. (the “Company”) and Deutsche Bank Securities Inc., BNP Paribas Securities Corp., Morgan Stanley & Co. LLC and J.P. Morgan Securities LLC (collectively, the “Other Specified Parties” and, together with the Company, the “Specified Parties”) related to their evaluation of certain information with respect to a portfolio of automobile loans in conjunction with the proposed offering of AmeriCredit Automobile Receivables Trust 2016-1, Automobile Receivables Backed Notes (the “Transaction”).

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. The sufficiency of these procedures is solely the responsibility of the Specified Parties of this report. Consequently, we make no representations regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

Representatives of the Company provided us on (i) December 11, 2015 with a computer-generated automobile loan data file and related record layout containing, as represented to us by the Company, data as of the close of business December 10, 2015, with respect to 52,458 automobile loan contracts (the “Initial Data File”) and (ii) December 16, 2015 with a computer-generated automobile loan data file and related record layout containing, as represented to us by the Company, data as of the close of business December 10, 2015, with respect to an additional 10,470 automobile loan contracts (the “Subsequent Data File” and, together with the Initial Data File, the “Statistical Loan File”).

At the Company’s instruction, we randomly selected (i) 200 automobile loan contracts (the “Initial Sample Contracts”) from the Initial Data File and (ii) 25 automobile loan contracts (the “Additional Sample Contracts” and, together with the Initial Sample Contracts, the “Sample Contracts”) from the Subsequent Data File.

Member of Deloitte Touche Tohmatsu Limited

We performed certain comparisons and recomputations for each of the Sample Contracts relating to the automobile loan characteristics (the “Characteristics”) set forth on the Statistical Loan File and indicated below.

Characteristics

1.	Vehicle identification number (“VIN”)	11.	Next payment date
2.	Origination date	12.	Number of deferred payments
3.	Original monthly P&I payment	13.	Number of times delinquent – 30 days
4.	Original amount financed	14.	Number of times delinquent – 60 days
5.	Original term to maturity	15.	Number of times delinquent – 90 days
6.	Annual percentage rate (“APR”)	16.	Bankruptcy indicator (yes or no)
7.	Model type (new/used)	17.	Repossession indicator (yes or no)
8.	Vehicle make	18.	Custom score
9.	Original loan-to-value ratio	19.	FICO score
10.	State (current)	20.	Remaining term to maturity

We compared Characteristics 1. through 8. to the corresponding information set forth on or derived from the Installment Sales Contract, Agreement of Substitution of Collateral, SCRA Rate Reduction Letter or APR Reduction Advice Letter (collectively, the “Contract”).

We compared Characteristic 9. to the corresponding information set forth on one of the Company’s originating systems (collectively, the “Loan Origination System”).

We compared Characteristics 10. through 17. to the corresponding information set forth on the Company’s loan operating system (the “Loan System”) as of December 10, 2015.

We compared Characteristic 18. to the Loan Origination System.

Using the methodologies provided to us by representatives of the Company, we compared Characteristic 19. to the Loan Origination System.

We compared Characteristic 20. to the number of payments between the (i) next payment date (Characteristic 11. and as set forth on the Loan System as of December 10, 2015) and (ii) “current maturity date” (as set forth on the Loan System as of December 10, 2015).

Further, we compared Characteristic 1. to the Title Certificate, Application for Title or Guaranty of Title, Notice of Lien, Notice of Security Interest, Confirmation of Lien Perfection, Vehicle Ownership Registration Form, Notice of Security Interest Filing, Lien Receipt, Notice of Lien Filing, Electronic Verification of Title or other related correspondence (collectively, the “Title Certificate”).

For purposes of our procedures and at your instruction:

•	with respect to our comparison of Characteristics 5. and 20., differences of one month or less are noted to be in agreement;

•	with respect to Characteristic 7., for those Sample Contracts that did not indicate a model type on the Contract or the model type (as set forth on the Contract) did not agree to the model type (as set forth on the Statistical Loan File), we were instructed by the Company to ascertain the model type based on the odometer reading stated on the Contract or, if the odometer reading was not identified on the Contract, from the Title Certificate or Odometer Disclosure Statement. We were further instructed that if an odometer reading noted on the Contract, Title Certificate or Odometer Disclosure Statement was (i) greater than or equal to 5,000 miles, the model type would be noted as “Used” or (ii) less than 5,000 miles, the model type would be noted as “New;”

•	with respect to our comparison of Characteristic 9., differences of 0.01% or less are noted to be in agreement;

•	with respect to Characteristic 18., in those instances where we observed two custom scores on the Loan Origination System, we compared the second custom score to the custom score set forth on the Statistical Loan File; and

•	with respect to our comparison of Characteristic 19., differences of one or less are noted to be in agreement.

In addition to the procedures described above, for each of the Sample Contracts, we looked for the existence of or noted the following:

•	the corresponding borrower and dealer are located in the United States, as indicated on the Contract. For those Contracts that did not note the dealer’s address, we were instructed by the Company to ascertain the dealer’s address from the Title Certificate;

•	a Company employee credit approval (for Sample Contracts identified as Company originated loans on the Loan Origination System or as indicated to us by the Company), as indicated by an on-line approval set forth on the Loan Origination System;

•	a Title Certificate (as defined above);

•	a security interest of the Company, AmeriCredit Financial Services, Inc. or an Originating Affiliate (with allowable name variations and abbreviations, as indicated to us by the Company) is indicated on a Title Certificate;

•	a Credit Application or an Application for Financing (collectively, the “Application”);

•	a Credit Bureau Report Summary set forth on the Loan Origination System;

•	a Truth-in-Lending Disclosure Statement; and

•	an Agreement to Provide Insurance, Binder of Insurance, Confirmation of Accidental Physical Damage Insurance, Supplemental Provision, Agreement to Furnish Insurance, Property Insurance Disclosure, Notice of Requirement to Provide Insurance, Insurance Verification Form or Insurance Coverage Acknowledgement (collectively, the “Agreement to Provide Insurance”).

The automobile loan documents described above, including any information obtained from the indicated systems, and any other related documents used in support of the Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Loan Documents.” We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Loan Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein. In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Loan Documents. In addition, we make no representations as to whether the Loan Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Sample Contracts.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Statistical Loan File were found to be in agreement with the above mentioned Loan Documents.

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We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the automobile loans underlying the Statistical Loan File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the automobile loans or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above. The information provided to us, including the information set forth in the Statistical Loan File, is the responsibility of the Company.

We were not engaged to conduct, and did not conduct, (i) an audit conducted in accordance with generally accepted auditing standards or (ii) an examination or a review conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants, the objective of which would be the expression of an opinion or limited assurance on the accompanying information. Accordingly, we do not express such an opinion, limited assurance, or any other form of assurance, including reasonable assurance. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you. We have no responsibility to update this report for events or circumstances occurring after the date of this report.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

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